UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest reported)	September 7, 2005

USA VIDEO INTERACTIVE CORP.
(Exact name of registrant as specified in its chapter)
WYOMING	0-29651	06-15763-91
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)
83 Halls Road, Old Lyme, Connecticut	06371
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code	(860) 434 - 5535

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.
( ) Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

( ) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

( ) Pre commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR.240.14d-2(b))

( ) Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 1 - Registrant’s Business and Operations

Item 1.01

Entry into a Material Definitive Agreement.

The Registrant has signed a formal sales and marketing agreement with First Serve International, LLC (“First Serve”).  This is in accordance with the memorandum of understanding that was signed by the Registrant and First Serve in May.

In the USVO-First Serve relationship, the companies will jointly market the MediaSentinel Workstation to companies throughout Asia (including Bollywood in India), Europe, and the United States.  In support of these efforts, the companies will collaborate with sales support, marketing and educational programs and materials that make clear the benefits of watermarking to potential customers.  Through these efforts, the companies intend to attract new business and break ground on enforcement of copyright holders.

A copy of the News Release dated September 7th, 2005 is furnished as Exhibit 99.1.

Section 9 – Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

Exhibit 99.1

News Release dated September 7th, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USA VIDEO INTERACTIVE CORP.

Date :

September 8th, 2005

By :

/s/  Anton J. Drescher

Anton J. Drescher,

Corporate Secretary

Exhibit 99.1

For release September 7, 2005 For Investor Relations Contact: Stephanie Soleas (877)4-BLUE-IR (877) 425-8347 usvo@blueskyir.com

FIRST SERVE AND USVO SIGN MARKETING AGREEMENT

(Old Lyme, CT – September 7, 2005) - USA Video Interactive Corp. (OTCBB: USVO; TSX: US; BSE/Frankfurt: USF), is pleased to announce that it has signed a formal sales and marketing agreement with First Serve International, LLC (“First Serve”).  This is in accordance with the memorandum of understanding that was signed by USVO and First Serve in May.

“We feel that USVO’s MediaSentinel product provides for a very strong deterrence and tracking tool against the menace of piracy and the billions of dollars lost to it,” said Vijay Amritraj, Chairman, First Serve International.  First Serve has begun introducing MediaSentinel to post-production and production companies and studios around the world, especially in the Asia-Pacific and the Middle East where it has exclusive rights to market the digital watermarking tool.

“For our company to have developed a strong foundation to enter the market through First Serve is a significant milestone for USVO.  This allows us access to several regions of the world which are plagued with piracy issues,” said Edwin Molina, President, USVO.  “With this formal agreement completed, we can move forward together to market MediaSentinel.”

First Serve has a highly experienced executive team consisting of Vijay Amritraj, Edward  Borgerding and Munish Gupta.  Vijay Amritraj is a tennis legend, successful actor, entertainment entrepreneur, television commentator and United Nations Messenger of Peace.  Mr. Amritraj maintains diversified global interests in media, sports and entertainment businesses. His commercial ventures have included consulting relationships and collaborations with multi-national giants such as ESPN, News Corp., The Walt Disney Company, Grey Advertising, AT&T, MCI, American Express, Citibank, HSBC, British Airways Northwest Airlines, Spaulding, Puma and Prince.  Ed Borgerding spent 20 years with The Walt Disney Company, most recently as Executive Vice President for Walt Disney International – Asia Pacific with overall responsibility for Disney’s extensive business interests in that region, including all studio divisions, consumer products, ABC Television and theme parks.  Munish Gupta is an accomplished former journalist, and over a 19-year period, has founded and operated several successful news and media companies in India and the U.S.

MediaSentinel is an anti-piracy device that embeds “SmartMarks”—invisible forensic information in every frame of video content—providing the proof courts need to convict the individuals who steal the original material, thereby protecting intellectual property rights. Its use by producers and distributors of film and television content allows unprecedented, secure access to a wide range of distribution markets and methods which otherwise represent a significant piracy risk.  As part of the agreement, First Serve has the rights to market and sell MediaSentinel on an exclusive basis in Asia, including Japan, Australia, New Zealand and the Middle East.

About First Serve International, LLC (“First Serve”)

First Serve International, LLC is a California based company with offices in Los Angeles, London, U.K. and India, which produces and distributes motion pictures and television programming. First Serve also offers consulting and marketing services to media companies, markets media related products and as well engages in related businesses such as consumer products licensing. Besides its well-known Chairman, Vijay Amritraj, First Serve’s management includes its CEO, Edward Borgerding, a former senior executive of The Walt Disney Company, and Senior Vice President, Munish (Max) Gupta, a well-known Asian-American journalist turned entertainment entrepreneur.

About USVO:

USVO is a developer and supplier of internet media delivery services, systems, and innovative end-to-end solutions.  USVO developed its MediaSentinel digital watermarking technology and its StreamHQ architecture to provide a wide range of business customers with value-added media delivery services.  USVO holds the pioneering patent for store-and-forward video, filed in 1990 and issued by the United States Patent and Trademark Office on July 14, 1992; it has been cited by at least 165 other patents.  USVO holds similar patents in Germany, Canada, England, France, Spain, Italy and Japan.  For more information, visit www.usvo.com.

USA Video Interactive Corporate Headquarters Office: 83 Halls Road, Old Lyme, Connecticut, 06371  Telephone (860) 434 - 5535

Facsimile (860) 434 - 5782; Canada Office:  507 – 837 West Hastings Street, Vancouver, BC   V6C 3N6.  Trading symbol on the OTCBB: USVO; Trading symbol on the TSX Venture Exchange US; Trading symbol on the Berlin and Frankfurt Stock Exchanges: USF.   CUSIP 902924208. For more information contact Blue-Sky Solutions, LLC, Stephanie Soleas, (877)4-BLUE-IR, usvo@blueskyir.com

First Serve International, LLC Corporate Headquarters Office: 16555 Sherman Way, Suite A, Van Nuys, California 91406, USA. Telephone (818) 988-5299; Facsimile (818) 988-5812; Email: fseusa@pacbell.net London Office: Bournebridge House, Ascot Road, Holyport, Berkshire SL62JB, U.K. Telephone: +44-(01628) 621-410, +44-7768 696913

The press release may contain forward-looking statements.  Actual results may differ materially from those projected in any forward-looking statements.  Investors are cautioned that such forward-looking statements involve risk and uncertainties, which may cause actual results to differ from those described.

The TSX Venture Exchange has not reviewed and does not accept responsibility for the adequacy or accuracy of this release.